UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2014 (May 23, 2014)

Zale Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-04129	75-0675400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 West Walnut Hill Lane, Irving, TX	75038
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (972) 580-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

As previously disclosed, in connection with the proposed acquisition of Zale Corporation (“Zale”) by Signet Jewelers Limited (the “merger”), Zale and its directors have been named as defendants in five putative shareholder class action lawsuits filed in the Court of Chancery of the State of Delaware (the “Court”) and consolidated under the caption In re Zale Corporation Shareholders Litigation.  On May 23, 2014, the Court denied the motion of the plaintiffs in the consolidated lawsuit for a preliminary injunction preventing consummation of the merger.

On May 27, 2014, Zale issued a press release announcing that Egan-Jones, a leading proxy advisory firm, recommends that Zale stockholders vote “FOR” the merger. Additionally, on May 27, 2014, Zale issued a press release responding to a report issued by Glass, Lewis & Co. Copies of such press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press release, dated May 27, 2014.
99.2	Press release, dated May 27, 2014.

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Cautionary Statement Regarding Forward-Looking Statements

Any statements in this communication about Zale’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance that are not historical facts, including statements regarding the proposed acquisition of Zale by Signet (the “proposed transaction”) and the expected timetable for completing the proposed transaction that are not historical facts, are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results or events to differ materially from those expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements, are the following: the parties’ ability to consummate the proposed transaction on the expected timetable or at all; the conditions to the completion of the proposed transaction, including the receipt of stockholder approval; operating costs, customer loss and business disruption (including difficulties in maintaining relationships with employees, customers, competitors or suppliers) may be greater than expected following the announcement of the proposed transaction; the retention of certain key employees of Zale may be difficult; Zale is subject to intense competition and increased competition is expected in the future; and general economic conditions that are less favorable than expected.  Additional information and other factors are contained in Zale’s Annual Report on Form 10-K for the fiscal year ended July 31, 2013 and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission (the “SEC”). Because the factors referred to above and other risk factors, including general industry and economic conditions, could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, based on information available to Zale as of the date hereof, and Zale disclaims any obligation to update any forward-looking statement to reflect events or circumstances after such date.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Zale Corporation

Date: May 27, 2014	By:	/s/ Thomas A. Haubenstricker
Name: Thomas A. Haubenstricker
Title: Senior Vice President,
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 27, 2014.
99.2	Press release, dated May 27, 2014.

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